AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 3, 2000.

                                                      REGISTRATION NO. 333-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      -------------------------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      -------------------------------------
                                JORE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

              MONTANA                                81-0465233
 (State or other Jurisdiction of      (I.R.S. Employer Identification Number)
  Incorporation or Organization)

                 -----------------------------------------------

                             45000 HIGHWAY 93 SOUTH
                              RONAN, MONTANA 59864
                                 (406) 676-4900
   (Address and Telephone Number of Registrant's Principal Executive Offices)
                 -----------------------------------------------
               JORE CORPORATION 1999 EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plans)

                 -----------------------------------------------

                             DAVID H. BJORNSON, ESQ.
                             45000 HIGHWAY 93 SOUTH
                              RONAN, MONTANA 59864
                                 (406) 676-4900
            (Name, Address and Telephone Number of Agent for Service)

                 -----------------------------------------------

                                   COPIES TO:
                         WILLIAM E. VAN VALKENBERG, ESQ.
                    VAN VALKENBERG FURBER LAW GROUP P.L.L.C.
                         1325 FOURTH AVENUE, SUITE 1200
                         SEATTLE, WASHINGTON 98101-2509
                            TELEPHONE: (206) 464-0460
                            FACSIMILE: (206) 464-2857

                 -----------------------------------------------

                         CALCULATION OF REGISTRATION FEE


=====================================================================================================================

                                                              PROPOSED MAXIMUM    PROPOSED MAXIMUM      AMOUNT OF
   TITLE OF EACH CLASS OF SECURITIES TO BE     AMOUNT TO BE    OFFERING PRICE        AGGREGATE        REGISTRATION
                 REGISTERED                    REGISTERED(1)    PER SHARE(2)     OFFERING PRICE(2)       FEE(2)
=====================================================================================================================
Common Stock, without par value                  1,000,000         $7.8125         $7,812,500.00        $2,062.50
=====================================================================================================================


     (1) Together with an indeterminate number of additional shares which may be necessary to adjust the number of shares reserved for issuance pursuant to the Plan as the result of any future stock split, stock dividend or similar adjustment of the Registrant's outstanding Common Stock.

     (2) Estimated solely for purposes of calculating the registration fee pursuant to Rules 457(c) and 457(h) under the Securities Act of 1933, as amended. The price per share and aggregate offering price are based upon an estimated price per share of $7.8125 based on the average of the high ($8.6250) and low ($7.0000) sales prices for the Registrant's Common Stock on December 28, 1999, as reported by the Nasdaq National Market.

                 -----------------------------------------------

                                EXPLANATORY NOTE

     Jore Corporation ("Jore" or the "Company") has prepared this Registration Statement in accordance with the requirements of Form S-8 under the Securities Act of 1933, as amended (the "1933 Act"), to register shares of its Common Stock. The information required by Part I with respect to Jore Corporation 1999 Employee Stock Purchase Plan is included in documents sent or given to participants in the Plan pursuant to Rule 428(b)(1) of the Securities Act.

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents filed by Jore Corporation, a Montana corporation (the "Company" or the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference into this Registration Statement:

     (a) The Company's Registration Statement on Form S-1 (No. 333-78357) and the prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, that contain audited financial statements for the Company's latest fiscal year for which such statements have been filed; and

     (b) A description of the Company's Common Stock, which is contained in the Form 8-A Registration Statement (No. 000-26889) filed by the Company with the Commission on July 30, 1999; and

     (c)  The Company's Quarterly Report on Form 10-Q dated November 15, 1999.

     In addition, all reports and other documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this Registration Statement from the date of the filing of such reports and documents.

ITEM 4. DESCRIPTION OF SECURITIES

     Not applicable.

ITEM 5. INTEREST OF NAMED EXPERTS AND COUNSEL

     Not Applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Montana Business Corporation Act provides that a director or officer of a corporation (i) shall, unless limited by the Articles of Incorporation, be indemnified by the corporation for expenses in defense of any action or proceeding if the director or officer is sued by reason of his service to the corporation, to the extent that such person has been successful in defense of such action or proceeding and (ii) may be indemnified by the corporation for expenses, judgments, fines, penalties and amounts paid in settlement of a proceeding, even if he is not successful on the merits, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation (and in a criminal proceeding, if he did not have reasonable cause to believe his conduct was unlawful), provided that no indemnification is permitted without court approval if the director or officer was adjudged liable to the corporation. The Registrant's Articles of Incorporation do not limit the Registrant's obligation to indemnify its directors and officers.

     The Registrant's Articles of Incorporation limit the liability of its directors as permitted by the Montana Business Corporation Act. Specifically, directors of the Registrant will not be personally liable for monetary damages for any action taken or any failure to take any action as a director, except for (i) the amount of financial benefit received by a director to which a director is not entitled, (ii) an intentional infliction of harm on the corporation or its shareholders, (iii) an unlawful distribution to shareholders or (iv) an intentional violation of criminal law.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

     Not applicable.

ITEM 8. EXHIBITS

     The following is a complete list of Exhibits filed as part of this Registration Statement and which are incorporated herein:


        EXHIBIT NO.      DESCRIPTION
    -------------------- ----------------------------------------------------------------------------------------
           4.1           Amended and Restated Articles of Incorporation (Filed as Exhibit 3.1 to the Company's
                         Registration Statement on Form S-1 (No. 333-78357) and incorporated herein by reference)

           4.2           Bylaws (Filed as Exhibit 3.2 to the Company's Registration Statement on Form S-1 (No.
                         333-78357) and incorporated herein by reference)

           4.3           Form of Common Stock Certificate (Filed as Exhibit 4.3 to the Company's Registration
                         Statement on Form S-1 (No. 333-78357) and incorporated herein by reference)

           4.4           Jore Corporation 1999 Employee Stock Purchase Plan

           5.1           Opinion of Van Valkenberg Furber Law Group P.L.L.C. as to legality of shares to be issued

          23.1           Consent of Van Valkenberg Furber Law Group P.L.L.C. (Included in Exhibit 5.1)

          23.2           Consent of Deloitte & Touche L.L.P., independent certified public accountants for the
                         Company

          24.1           Power of Attorney


ITEM 9. UNDERTAKINGS

     A.   The Registrant hereby undertakes:

     (1) To file, during any period in which offers or sells are being made, a post-effective amendment to this Registration Statement to:

               (i) include any prospectus required by section 10(a)(3) of the Securities Act;

               (ii) reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or together, represent a fundamental change in the information in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                  (iii) include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the Registration Statement.

PROVIDED, HOWEVER, that paragraphs (1)(i) and (1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement of the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities being offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ronan, State of Montana, on the 3rd day of January, 2000.

                                JORE CORPORATION

                                By: /s/ Matthew B. Jore
                                    -------------------------------------------
                                    Matthew B. Jore
                                    President and Chief Executive Officer

     In accordance with the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated below on the 3rd day of January, 2000.


                       SIGNATURE                                                    TITLE

              /s/ Matthew B. Jore                         Chairman, President and Chief Executive Officer
              ---------------------------                 (Principal Executive Officer)
                    Matthew B. Jore

              /s/ David H. Bjornson                       Chief Financial Officer and Director
              ---------------------------                 (Principal Financial and Accounting Officer)
                   David H. Bjornson

                           *                              Executive Vice President and Director
              ---------------------------
                    Michael W. Jore

                           *                              Director
              ---------------------------
                   Thomas E. Mahoney

                           *                              Director
              ----------------------------
                     R. Bruce Romfo

                           *                              Director
              ----------------------------
                   William M. Steele

                           *                              Director
              ----------------------------
                    James P. Mathias

                           *                              Director
              ----------------------------
                   A. Blaine Huntsman

        *By:  /s/ David H. Bjornson
              ----------------------------
              David H. Bjornson
              ATTORNEY-IN-FACT



                                INDEX TO EXHIBITS


        EXHIBIT NO.      DESCRIPTION
    -------------------- ----------------------------------------------------------------------------------------
           4.1           Amended and Restated Articles of Incorporation (Filed as Exhibit 3.1 to the Company's
                         Registration Statement on Form S-1 (No. 333-78357) and incorporated herein by reference)

           4.2           Bylaws (Filed as Exhibit 3.2 to the Company's Registration Statement on Form S-1 (No.
                         333-78357) and incorporated herein by reference)

           4.3           Form of Common Stock Certificate (Filed as Exhibit 4.3 to the Company's Registration
                         Statement on Form S-1 (No. 333-78357) and incorporated herein by reference)

           4.4           Jore Corporation 1999 Employee Stock Purchase Plan

           5.1           Opinion of Van Valkenberg Furber Law Group P.L.L.C. as to legality of shares to be issued

          23.1           Consent of Van Valkenberg Furber Law Group P.L.L.C. (Included in Exhibit 5.1)

          23.2           Consent of Deloitte & Touche L.L.P., independent certified public accountants for the
                         Company

          24.1           Power of Attorney
